                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our report dated February 23, 1999, included in this Form 10-K into Medallion Financial Corp.'s previously filed registration statements on Form S-8 (File Nos. 333-19057 and 333-27977).

                                                 /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 29, 1999